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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------

                Date of Report (Date of earliest event reported):


                                  JULY 16, 1996



                          CAMBRIDGE NEUROSCIENCE, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE               0-19193                 13-3319074
         --------               -------                 ----------
      (State or other         (Commission             (IRS Employer
      jurisdiction of         File Number)            Identification No.)
      incorporation)


              ONE KENDALL SQUARE, BUILDING 700, CAMBRIDGE, MA 02139
              -----------------------------------------------------
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 225-0600
                                                            -------------

                            Total Number of Pages 6.
                            Exhibit Index at Page 4.


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Item 5 - Other Events
- ---------------------

      On July 16, 1996, Cambridge NeuroScience, Inc. (the "Company") issued a news release announcing the initiation of a 900-patient pivotal trial of the efficacy of CERESTAT(1) in stroke patients. The information contained in this news release is incorporated herein by reference and filed as Exhibit 99.32 hereto.

Item 7 - Financial Statements and Exhibits
- ------------------------------------------

      (c)   Exhibits.

            99.32 The Company's News Release dated July 16, 1996.




(1)  CERESTAT is a registered trademark of Boehringer Ingelheim International
GmbH.












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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CAMBRIDGE NEUROSCIENCE, INC.



Date:  July 16, 1996                /s/ Harry W. Wilcox, III
                                    ----------------------------------------
                                    Harry W. Wilcox, III
                                    Sr. Vice President, Finance and Business
                                    Development; Chief Financial Officer








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                                  EXHIBIT INDEX
                                  -------------




Exhibit
Sequential
Number                             Description                           Page
- ------                             -----------                           ----

99.32                The Company's News Release dated July 16, 1996.      5













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